UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2015

TRC COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Griffin Road North, Windsor, Connecticut	06095
(Address of Principal Executive Offices)	(Zip Code)

(860) 298-9692
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 4, 2015, TRC Companies, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its previously announced acquisition of Willbros Professional Services from Willbros Group, Inc.  This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the financial information described in Item 9.01 below which was not previously filed with the Original Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed.  Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
The audited combined financial statements of Willbros Professional Services as of and for the year ended December 31, 2014 are filed herewith as Exhibit 99.1 to this Amendment No. 1.
The unaudited combined financial statements of Willbros Professional Services as of and for the nine months ended September 30, 2015 are filed herewith as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro forma financial information.
The unaudited pro forma condensed combined balance sheet as of September 25, 2015 and the condensed combined statements of operations for the twelve months ended June 30, 2015, and three months ended September 25, 2015 are filed herewith as Exhibit 99.3 to this Amendment No. 1.

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The audited combined financial statements of Willbros Professional Services as of and for the year ended December 31, 2014.

99.2	The unaudited combined financial statements of Willbros Professional Services as of and for the nine months ended September 30, 2015.

99.3
The unaudited pro forma condensed combined balance sheet as of September 25, 2015 and the condensed combined statements of operations for the twelve months ended June 30, 2015, and three months ended September 25, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2016            TRC Companies, Inc.

By:    /s/ Thomas W. Bennet, Jr.
Thomas W. Bennet, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The audited combined financial statements of Willbros Professional Services as of and for the year ended December 31, 2014.

99.2	The unaudited combined financial statements of Willbros Professional Services as of and for the nine months ended September 30, 2015.

99.3
The unaudited pro forma condensed combined balance sheet as of September 25, 2015 and the condensed combined statements of operations for the twelve months ended June 30, 2015, and three months ended September 25, 2015.